MODIFICATION OF LOAN DOCUMENTS

THIS MODIFICATION OF LOAN DOCUMENTS (this "Agreement") is entered into and effective for all purposes the 7th day of September, 2012, by and among EMERIHRT ROANOKE LLC, a Delaware limited liability company (“Roanoke”), EMERIHRT CREEKVIEW LLC, a Delaware limited liability company (“Creekview”), EMERICHIP STOCKTON LLC, a Delaware limited liability company (“Stockton”), EMERIHRT GREENSBORO LLC, a Delaware limited liability company (“Greensboro”), EMERIHRT HARRISBURG LLC, a Delaware limited liability company (“Harrisburg”), EMERICHIP PHOENIX LLC, a Delaware limited liability company (“Phoenix”), EMERIHRT RAVENNA LLC, a Delaware limited liability company (“Ravenna”), PHNTUS LO JOLIET SCU LLC, a Delaware limited liability company (“Joliet”),  EMERIHRT MEDICAL CENTER LP, a Delaware limited partnership (“Medical Center”), (Roanoke, Creekview, Stockton, Greensboro, Harrisburg, Phoenix, Ravenna, Joliet and Medical Center referred to herein from time to time individually as a “Borrower” and collectively as “Borrowers”), KEYBANK NATIONAL ASSOCIATION, a national banking association, as administrative agent (hereinafter "Agent") and as a lender, and the other lending institutions from time to time a party hereto (KeyBank National Association, as a lender, and such other lending institutions are referred to herein individually as a "Lender" and collectively as the "Lenders").  Unless otherwise defined herein or unless the context indicates otherwise, any word herein beginning with a capitalized letter shall have the meaning ascribed to such word in that certain Secured Loan Agreement (as amended, the "Loan Agreement"), dated as of October 27, 2011, among Borrowers, Agent and the Lenders.

W I T N E S S E T H:

WHEREAS, the Lenders previously made a $112,000,000.00 secured loan (the "Loan") to Borrowers in accordance with and subject to the terms and conditions of the Loan Agreement; and

WHEREAS, the Loan is evidenced by the Notes, governed by the Loan Agreement and secured by, among other things, the Mortgages; and

WHEREAS, Borrowers have now requested that Agent and the Lenders modify certain provisions of the Loan Agreement; and

WHEREAS, Agent and the Lenders have agreed to such request, subject to the terms and conditions of this Agreement.

NOW, THEREFORE, KNOW ALL MEN BY THESE PRESENTS, that for and in consideration of the terms and conditions contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, Agent, the Lenders and Borrower hereby agree as follows:

ARTICLE I - AMENDMENTS

Section 1.1                                Required Payments. Pursuant to Section 3.5(e) of the Loan Agreement, Borrowers are required on or before each of September 1, 2012, and October 1, 2012, to make principal payments under the Notes in the amount of $1,000,000.00 each if the aggregate outstanding balance under the Notes equals or exceeds $35,435,000.00.  As of September 1, 2012, the aggregate outstanding principal balance under the Notes is Forty-Five Million Six Hundred Thousand and No/100 Dollars ($45,600,000.00).  Notwithstanding the foregoing, Borrowers have requested that upon receipt of each of the aforementioned required payments on or before the date required, Agent hold such payments in escrow until November 1, 2012.  If, as of November 1, 2012, the aggregate outstanding balance under the Notes is equal to or in excess of $35,435,000.00, then Agent shall deliver the applicable monies to the Lenders for application to the aggregate outstanding principal balance under the Notes.  If such balance is equal to or less than $35,435,000.00 and no Event of Default then exists, Agent shall refund $2,000,000.00, without interest, to the Borrowers.

Section 1.2                                Representations and Warranties in Loan Agreement.  Borrowers hereby represent and warrant to Agent and the Lenders that (i) as of the date hereof, no uncured Event of Default or event which, with the passage of time or the giving of notice, would constitute an Event of Default has occurred, and (ii) all representations and warranties made by Borrower in the Loan Agreement as of the date thereof are true and correct in all material respects as of the date hereof, as if such representations and warranties were recited herein in their entirety.

Section 1.3                                Definition of Loan Documents.  The term "Loan Documents," as defined in the Loan Agreement and as used in the Loan Agreement, the Mortgages, the Notes, the other Loan Documents and herein, shall be, and hereby is, modified to include this Agreement.  All references to the term "Loan Documents" contained in the Loan Agreement, the Mortgages, the Notes and the other Loan Documents are hereby modified and amended wherever necessary to reflect such modification of such term.

ARTICLE II - MISCELLANEOUS

Section 2.1                                Conditions Precedent.  On or  prior to the date hereof and as conditions precedent to the agreements of the Agent and the Lenders herein set forth, Borrowers shall deliver to Agent (i) an original fully executed counterpart of this Agreement, and (ii) evidence satisfactory to Agent of the authority of Borrowers to enter into this Agreement.

Section 2.2                                Payment of Fees and Expenses.  In consideration for Agent's agreements herein set forth, Borrowers agree to pay to Agent, upon demand, the reasonable expenses incurred by Agent in connection with this Agreement, including without limitation, the fees of Agent's counsel.

Section 2.3                                Acknowledgment by Borrowers.  Except as otherwise specified herein and by the other Loan Documents, the terms and provisions of the Loan Documents are ratified and confirmed and shall remain in full force and effect, enforceable in accordance with their terms.  Borrowers hereby acknowledge, agree and represent that (i) each Borrower is indebted to the Lenders pursuant to the terms of the Notes and Loan Documents as modified hereby; and (ii) the liens, security interests and assignments created and evidenced by the Loan Documents are, respectively, valid and subsisting liens, security interests and assignments of the respective dignity and priority recited in the Loan Documents.

Section 2.4                                Binding Agreement.  This Agreement shall be binding upon, and shall inure to the benefit of, the parties, respective heirs, representatives, successors and assigns.

Section 2.5                                Nonwaiver of Events of Default.  Neither this Agreement nor any other document executed in connection herewith constitutes or shall be deemed (i) a waiver of, or consent by Agent or any Lender to, any default or event of default which may exist or hereafter occur under any of the Loan Documents, (ii) a waiver by Agent or any Lender of any of Borrowers’ obligations under the Loan Documents, or (iii) a waiver by Agent or any Lender of any rights, offsets, claims, or other causes of action that Agent and the Lenders may have against any Borrower.

Section 2.6                                No Defenses.  Each Borrower, by its execution of this Agreement, hereby declares that it has no set-offs, counterclaims, defenses or other causes of action against Agent or any Lender arising out of the Loan or any Loan Document; and, to the extent any such setoffs, counterclaims, defenses or other causes of action may exist, whether known or unknown, such items are hereby waived by each Borrower.

Section 2.7                                Counterparts.  This Agreement may be executed in several counterparts, all of which are identical, each of which shall be deemed an original, and all of which counterparts together shall constitute one and the same instrument, it being understood and agreed that the signature pages may be detached from one or more of such counterparts and combined with the signature pages from any other counterpart in order that one or more fully executed originals may be assembled.

Section 2.8                                Choice of Law.  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF OHIO, EXCEPT TO THE EXTENT FEDERAL LAWS PREEMPT THE LAWS OF THE STATE OF OHIO.

Section 2.9                                Entire Agreement.  This Agreement, together with the other Loan Documents, contain the entire agreements between the parties relating to the subject matter hereof and thereof.  This Agreement and the other Loan Documents may be amended, revised, waived, discharged, released or terminated only by a written instrument or instruments, executed by the party against which enforcement of the amendment, revision, waiver, discharge, release or termination is asserted.  Any alleged amendment, revision, waiver, discharge, release or termination which is not so documented shall not be effective as to any party.

THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES RELATED TO THE SUBJECT MATTER HEREIN CONTAINED AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[END OF TEXT; SIGNATURE AND NOTARY BLOCKS ON FOLLOWING PAGES]

EXECUTED AND EFFECTIVE as of the date set forth above.

AGENT:

KEYBANK NATIONAL ASSOCIATION,
a national banking association,
as agent for itself and the other Lenders

By:_/s/ Joe Shober__________________________
Name:  Joe Shober
Title:    Vice President

LENDERS:

KEYBANK NATIONAL ASSOCIATION,
a national banking association

By:_/s/  Joe Shober___________________________
Name: Joe Shober
Title:   Vice President

COLFIN MERIT FUNDING, LLC,
                                                                                                  a Delaware limited liability company

By:_/s/  Mark M. Hedstrom_____________________
Name: Mark M. Hedstrom
Title:   Vice President

BORROWERS:

EMERIHRT ROANOKE LLC, a Delaware limited liability company

By:	Emeritus Corporation, a Washington corporation, its sole member

By: /s/ Eric Mendelsohn
Eric Mendelsohn
Senior Vice President-Corporate Development

EMERIHRT CREEKVIEW LLC, a Delaware limited liability company

By:	Emeritus Corporation, a Washington corporation, its sole member

By: /s/ Eric Mendelsohn
Eric Mendelsohn
Senior Vice President-Corporate Development

EMERICHIP STOCKTON LLC, a Delaware limited liability company

By:	Emeritus Corporation, a Washington corporation, its sole member

By: /s/ Eric Mendelsohn
Eric Mendelsohn
Senior Vice President-Corporate Development

EMERIHRT GREENSBORO LLC, a Delaware limited liability company

By:	Emeritus Corporation, a Washington corporation, its sole member

By: /s/ Eric Mendelsohn
Eric Mendelsohn
Senior Vice President-Corporate Development

EMERIHRT HARRISBURG LLC, a Delaware limited liability company

By:	Emeritus Corporation, a Washington corporation, its sole member

By: /s/ Eric Mendelsohn
Eric Mendelsohn
Senior Vice President-Corporate Development

EMERICHIP PHOENIX LLC, a Delaware limited liability company

By:	Emeritus Corporation, a Washington corporation, its sole member

By: /s/ Eric Mendelsohn
Eric Mendelsohn
Senior Vice President-Corporate Development

EMERIHRT RAVENNA LLC, a Delaware limited liability company

By:	Emeritus Corporation, a Washington corporation, its sole member

By: /s/ Eric Mendelsohn
Eric Mendelsohn
Senior Vice President-Corporate Development

PHNTUS LO JOLIET SCU LLC, a Delaware limited liability company

By:	Emeritus Corporation, a Washington corporation, its sole member

By: /s/ Eric Mendelsohn
Eric Mendelsohn
Senior Vice President-Corporate Development

EMERIHRT MEDICAL CENTER LP, a Delaware limited partnership

By:	ESC G.P. II, Inc., a Washington corporation, its general partner

By: /s/ Eric Mendelsohn
Eric Mendelsohn
Senior Vice President-Corporate Development